UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2008

JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6865 SW 18th Street, Suite B13
Boca Raton, Florida 33433

(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (866) 300-7410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURE
INDEX TO EXHIBITS
EX-10.1: AMENDMENT TO MERGER AGREEMENT
EX-10.2: AMENDMENT TO YA GLOBAL INVESTMENTS, L.P. LETTER AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.

This current report on Form 8-K is being filed to report amendments to previously disclosed agreements as hereafter described.

A. The Cryptometrics Merger Agreement

     On December 27, 2005, JAG Media Holdings, Inc., a Nevada corporation (“JAG Media”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cryptometrics, Inc., a Delaware corporation (“Cryptometrics”), Cryptometrics Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of JAG Media (“Cryptometrics Acquisition”), Robert Barra and Michael Vitale. The Merger Agreement was subsequently amended eleven times through February 6, 2008.

     As of March 31, 2008, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a twelfth amendment (the “Merger Agreement Amendment”), pursuant to which, among other things, (i) the Automatic Termination Date for the Merger Agreement of March 31, 2008 was extended to April 15, 2008; (ii) the parties confirmed receipt of the merger documents into escrow; and (iii) the parties agreed on various other preclosing deliveries.

B. The YA Global Letter Agreement

     On January 31, 2008, JAG Media entered into a letter agreement (the “Letter Agreement”) with YA Global Investments, L.P., formerly Cornell Capital Partners, LP (“YA Global”),that amended the terms and conditions of the previously disclosed Debentures, Warrants and other related documents between YA Global and Jag Media, and also provided, among other things, that if the closing of the transactions contemplated by the Letter Agreement did not occur by March 31, 2008 (the “YA Global Automatic Termination Date”), the Letter Agreement would automatically terminate, unless the parties agreed to extend the YA Global Automatic Termination Date in writing. The Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on February 6, 2008.

     As of March 27, 2008, JAG Media and YA Global entered into an amendment, pursuant to which the YA Global Automatic Termination Date of March 31, 2008 was extended to April 8, 2008 (the “Letter Agreement Amendment”). The Letter Agreement is unchanged in all other respects.

The foregoing descriptions of the Merger Agreement Amendment and the Letter Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the full texts of the Merger Agreement Amendment and the Letter Agreement Amendment filed as Exhibit 10.1 and Exhibit 10.2 hereto, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment dated March 31, 2008, by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra and Michael Vitale.

10.2	Amendment to Letter Agreement, dated as of March 27, 2008, between JAG Media Holdings, Inc. and YA Global Investments, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman of the Board, Chief Executive Officer & General Counsel

Dated: April 1, 2008